                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            ----------------------

                                   FORM T-1

             Statement of Eligibility and Qualification under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee

                            ----------------------

                     U.S. Bank Trust National Association

              (Exact name of trustee as specified in its charter)


     United States                                       94-3160100
(State of Incorporation)                      (IRS Employer Identification No.)

                       550 South Hope Street, Suite 500
                        Los Angeles, California  90071

             (Address of principal executive offices and zip code)

                            ----------------------

                         Caithness Coso Funding Corp.

              (Exact name of obligor as specified in its charter)

                                   Delaware

        (State or other jurisdiction of Incorporation or organization)

                                  94-3328762
                       (IRS Employer Identification No.)

                   1114 Avenue of the Americas, 41/st/ Floor
                        New York, New York  10036-7790

             (Address of principal executive offices and Zip code)

                           Christopher T. McCallion

              Executive Vice President & Chief Financial Officer

                   1114 Avenue of the Americas, 41/st/ Floor

                        New York, New York  10036-7790

                                (212) 921-9099

        (Names, addresses and telephone numbers of agents for service)

                      6.80% Senior Secured Notes due 2001
                      9.05% Senior Secured Notes due 2009

                      (Title of the indenture securities)

                                    GENERAL

1.   GENERAL INFORMATION  Furnish the following information as to the trustee.
     -------------------

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency
          Washington DC

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes

2.   AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS  If the obligor or any
     ------------------------------------------
     underwriterfor the obligor is an affiliate of the trustee, describe each such affiliation.

     None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's
     ------------------------------------------------------------------
     knowledge the obligor is not in default under any Indenture for which the
     -------------------------------------------------------------------------
     Trustee acts as Trustee.
     -----------------------

16.  LIST OF EXHIBITS  List below all exhibits filed as a part of this statement
     ----------------
     of eligibility and qualification.

     Exhibit 1 - Articles of Association of U.S. Bank Trust National Association dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-50826

     Exhibit 2 - Certificate of the Comptroller of Currency as to authority of U.S. Bank Trust National Association to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No.33-50826

     Exhibit 3 - Authorization of the Comptroller of Currency granting U.S. Bank Trust National Association the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No.33-50826

     Exhibit 4 - By-Laws of U.S. Bank Trust National Association, dated June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No.33-50826

     Exhibit 5 - Not Applicable

     Exhibit 6 - Consent of U.S. Bank Trust National Association required by
        Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No.33-50826

     Exhibit 7 - Report of Condition of U.S. Bank Trust National Association, as of the close of business on March 31, 1999 published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and State of California on the 20th day of July 1999.


                                       U.S. BANK TRUST NATIONAL ASSOCIATION


                                       By: /s/ Tamara Mawn
                                          --------------------------------
                                          Tamara Mawn
                                          Vice-President

Attest:  /s/ Robert Schneider
         -------------------------------
         Robert Schneider
         Assistant Vice President

   EXHIBIT 6

                                 C O N S E N T
In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. Bank Trust National Association, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:   July 20, 1999


                                       U.S. BANK TRUST NATIONAL ASSOCIATION


                                       By: /s/ Tamara Mawn
                                           -------------------------------
                                           Tamara Mawn
                                           Vice-President

                     U.S. Bank Trust National Association
                       Statement of Financial Condition
                                As of 03/31/99

                                   ($000's)

Assets:
  Cash and Balances Due From Depository Institutions:                          59,841
  Federal Reserve Stock:                                                        6,338
  Fixed Assets:                                                                   491
  Intangible Assets:                                                           65,906
  Other Assets:                                                                 8,162
                                                                              -------
                         Total Assets:                                        140,738
                                                                              =======

Liabilities:
  Other Liabilities:                                                            7,845
                                                                              -------
                         Total Liabilities:                                     7,845
                                                                              =======

Equity:
  Common and Preferred Stock:                                                   1,000
  Surplus:                                                                    126,260
  Undivided Profits and Capital Reserve:                                        5,641
  Net unrealized holding gains (losses) on available-for-sale securities           (8)
                                                                              -------
                         Total Equity Capital:                                132,893
                                                                              =======

  Total Liabilites and Equity Capital:                                        140,738
                                                                              =======

===============================================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association


By: /s/ Tamara Mawn
   ----------------
   Vice President